UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SPIRIT REALTY CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Spirit Realty Capital, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Shareholders Meeting to be held on

May 18, 2022

For Shareholders of record as of March 14, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/SRC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SRC

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 06, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/SRC	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Spirit Realty Capital, Inc. Meeting Information

Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K
Meeting Type: Annual Meeting of Shareholders
Date: Wednesday, May 18, 2022
Time: 8:30 AM, Central Time
Place: 2727 N. Harwood Street, Suite 300
Dallas, TX 75201

SEE REVERSE FOR FULL AGENDA

Spirit Realty Capital, Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

            FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	Election of Directors

1.01 Kevin M. Charlton

1.02 Elizabeth F. Frank

1.03 Michelle M. Frymire

1.04 Kristian M. Gathright

1.05 Richard I. Gilchrist

1.06 Jackson Hsieh

1.07 Diana M. Laing

1.08 Nicholas P. Shepherd

1.09 Thomas J. Sullivan

2.	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	The approval of the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan, including an increase to the number of shares of common stock reserved for issuance under the Plan by 3,000,000 shares.

4.	A non-binding, advisory resolution to approve the compensation of our named executive officers as described in our Proxy Statement.

5.	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.